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                                                                   Exhibit 10.12


                          REGISTRATION RIGHTS AGREEMENT


                                  BY AND AMONG


                           HAYNES INTERNATIONAL, INC.


                                       AND


                            THE PARTIES SPECIFIED ON
                           THE SIGNATURE PAGES HEREOF


                           DATED AS OF AUGUST 31, 2004

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                           HAYNES INTERNATIONAL, INC.

                          REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT dated as of 31, 2004 is made and entered into by and among Haynes International, Inc., a Delaware corporation (together with its successors and assigns, the "COMPANY") and the initial holders of the common stock (the "HOLDERS") specified on the signature pages hereof.

          WHEREAS, on March 29, 2004, Haynes International, Inc. and certain of its subsidiaries and affiliates (the "DEBTORS"), filed a voluntary petition for reorganization under Chapter 11 of title 11 of the U.S. Code, 11 U.S.C. Sections 101 - 1330 (as amended, the "BANKRUPTCY CODE"), with the United States Bankruptcy Court for the Southern District of Indiana, Indianapolis Division (the "BANKRUPTCY COURT"), commencing Chapter 11 Case Nos. 04-05364 through 04-05367 (the "BANKRUPTCY CASE");

          WHEREAS, on May 26, 2004, the Debtors also filed that certain Plan of Reorganization (as amended and supplemented from time to time, the "PLAN") with the Bankruptcy Court in the Bankruptcy Case;

          WHEREAS, the Bankruptcy Court confirmed the Plan pursuant to the order under section 1129 of the Bankruptcy Code, dated August 31, 2004 (the "CONFIRMATION ORDER"); and

          WHEREAS, pursuant to the Plan and the Confirmation Order, the Holders have received shares of common stock of the Company (the "SHARES") and the Company is obligated to provide the Holders with certain registration rights with respect to such Shares.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.    SHELF REGISTRATION.

                 (a)  FILING OF SHELF REGISTRATION

                         (i) (x) Subject to clause (y) below, the Company shall comply with all the provisions of Sections 3(a) to 3(j) and shall use its reasonable best efforts to file with the Commission within 100 days of the Effective Date, and thereafter shall use its reasonable best efforts to cause to be declared effective within 180 days after the Effective Date, a Shelf Registration Statement, covering all of the Registrable Securities, and relating to the offer and sale of the Registrable Securities, by the holders of the Registrable Securities from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement.

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                              (y) Following delivery of notice to all holders of
     Registrable Securities, the Company may postpone for up to 90 days the filing or effectiveness of the Shelf Registration Statement if in the good faith judgment of the Company, the filing or effectiveness of the Shelf Registration Statement (A) would reasonably be expected to have a material adverse effect on any proposed financing, reorganization or recapitalization of the Company or pending negotiations relating to a merger, consolidation, acquisition or similar transaction or (B) applicable securities laws would require the Company to disclose material non-public information ("NON-PUBLIC INFORMATION") and the disclosure of such Non-Public Information would materially and adversely affect the business and operations of the Company; provided, however, that immediately following such postponement, the Company shall file or request effectiveness of the Shelf Registration Statement.

                         (ii) (x) Subject to clause (y) below, the Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit any prospectus forming part thereof to be used by the holders of the Registrable Securities covered thereby for a period ending on the earlier of (A) the first date on which all the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant thereto, (B) the first date on which all such Registrable Securities can immediately be sold within a ninety day period pursuant to Rule 144(e)(1)(i) under the Securities Act, (C) the first date upon which such holder (i) owns less than ten percent (10%) of the then issued and outstanding shares of Common Stock of the Company, (ii) is no longer an "affiliate" of the Company for purposes of Rule 144 of the Securities Act and (iii) no longer has a direct seat or a representative with a seat on the Company's Board of Directors or (D) the date upon which such Registrable Securities cease to be outstanding (in any such case, such period being called the "SHELF REGISTRATION EFFECTIVENESS PERIOD").

                              (y) The Company may, by notice given to all
     holders of Registrable Securities, require such holders not to make any sale of Registrable Securities pursuant to the Shelf Registration Statement if, in the good faith judgment of the Company, (A) securities laws applicable to such sale would require the Company to disclose Non-Public Information and (B) the disclosure of such Non-Public Information would materially and adversely affect the business or operations of the Company or any proposed financing, reorganization or recapitalization of the Company or pending negotiations relating to a merger, consolidation, acquisition or similar transaction. In the event that sales under the Shelf Registration Statement are suspended because of the obligation to disclose Non-Public Information, the Company will notify the holders of Registrable Securities promptly upon such Non-Public Information being included by the Company in a filing with the Commission, being

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     otherwise disclosed to the public (other than through the actions of a holder of Registrable Securities) or ceasing to be material to the Company, and upon such notice being given by the Company, the holders of Registrable Securities shall again be entitled to sell Registrable Securities pursuant to the Shelf Registration Statement. Notwithstanding the foregoing, the right of the Company pursuant to this clause (y) to require the holders to suspend sales under such Shelf Registration Statement shall not extend for more than 90 total days in any rolling period of twelve consecutive months during which the Registrable Securities are saleable pursuant to a Registration Statement.

                         (iii) Notwithstanding any other provisions hereof, the Company will use its reasonable best efforts to ensure that (A) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (B) any Shelf Registration Statement and any amendment thereto, at the time each become effective (in either case, other than with respect to information included therein in reliance upon or in conformity with information furnished in writing or confirmed in writing to the Company by or on behalf of the holder of such Registrable Securities specifically for use therein (the "HOLDER INFORMATION")), does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holder Information), as of the date of each, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                         (iv) The Company will pay all Registration Expenses incurred in connection with the Shelf Registration Statement.

                 (b) REGISTRATION STATEMENT FORM. A Shelf Registration Statement shall be on such appropriate registration form promulgated by the Commission as shall be selected by the Company and shall permit the disposition of such Registrable Securities in accordance with the intended method or methods specified in their request for such registration. If, during the period in which the Company is obligated to maintain the Shelf Registration in effect, the Company becomes qualified for registration on Form S-3 or any comparable or successor form or forms for offers and sales by Holders, then, the Company may, in its discretion, terminate the Shelf Registration and concurrently register the Registrable Securities on such short-form registration statement. The obligations of the Company with respect to maintenance of such registration statement and prospectus included therein shall be subject to the terms of this Agreement and such

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new registration statement shall be deemed to be a "Shelf Registration
Statement" for purposes of this Agreement.


          2.    PIGGYBACK REGISTRATION RIGHTS.

                 (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time proposes after the date hereof to effect a registration, other than a Shelf Registration Statement, of equity securities or securities convertible into equity securities of the Company under the Securities Act whether for sale for the account of the Company or for the account of any holder of securities of the Company (other than Registrable Securities) (a "PIGGYBACK REGISTRATION"), it will each such time give prompt written notice (a "NOTICE OF PIGGYBACK REGISTRATION"), at least 10 Business Days prior to the anticipated filing date, to all holders of Registrable Securities stating (i) its intention to do so,
(ii) whether the Piggyback Registration will be made pursuant to an underwritten offering and (iii) such holders' rights under this Section 2, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities.

                 Upon the written request of any such holder made within five days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will, subject to the other provisions of this Agreement, include in the registration statement relating to such Piggyback Registration all Registrable Securities which the Company has been so requested to register, all to the extent requisite to permit the disposition of such Registrable Securities in accordance with the intended method of disposition set forth in the Notice of Piggyback Registration. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine in its good faith judgment to not register or to delay registration of such securities, the Company shall at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith). Notwithstanding the foregoing, for purposes of this Agreement, Piggyback Registration shall not include any registration in respect of a dividend reinvestment or similar plan for stockholders of the Company or any registration on Form S-4 or on Form S-8.

                 (b) REGISTRATION EXPENSES. The Company will pay all Registration Expenses incurred in connection with each Piggyback Registration.

                 (c) PRIORITY IN CUTBACK REGISTRATIONS. If a Piggyback Registration becomes a Cutback Registration, the Company will include in such registration, to the extent of the amount or kind of securities which the Managing Underwriter advises the Company can be sold in such offering in the following order:

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                        (i) First, the securities proposed by the Company to be
     sold for its own account,

                       (ii) Second, any Registrable Securities requested to be included in such registration by Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders, and

                      (iii) Third, any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and such holders;

and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration but are eligible to be included in any future Piggyback Registration(s).

          3.    REGISTRATION PROCEDURES.

          If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1 or
Section 2, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the foregoing, the Company in each such case will:

                 (a) As far in advance as reasonably practical before filing a registration statement or any amendment thereto, the Company will furnish to the holders of the Registrable Securities included in such registration statement copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such holder shall have three Business Days to object to any Holder Information contained therein and the Company will make the corrections reasonably requested by such Holder with respect to such information;

                 (b) Subject to Section 1(a)(ii) and paragraph (f) below, use its reasonable best efforts to prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the Shelf Registration Effectiveness Period has ended, or, with respect to a Piggyback Registration, until the Company shall determine in its good faith judgment otherwise;

                 (c) promptly notify each holder of Registrable Securities included on a registration statement (and the underwriters, if any):

                        (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement

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     thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                       (ii) of the notification to the Company by the Commission of the issuance of any stop order suspending the effectiveness of such registration statement, or of any order preventing or suspending the use of any preliminary prospectus; and

                      (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or the exemption from qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;

                 (d) furnish to each holder of Registrable Securities covered by such registration statement, not later than two Business Days after filing with the Commission, such number of copies of the prospectus contained in such registration statement (including any summary prospectus and prospectus supplements) that has been declared effective and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

                 (e) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                 (f) promptly notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event, the existence of any condition or any information becoming known as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the

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purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company shall not be required to furnish such supplement or amendment at any time that sales of Registrable Securities are suspended under the circumstances described in Section 1(a)(ii)(y) for as long as such sales are suspended;

                 (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement of the Company which complies with the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                 (h) make available for inspection by any Requesting Holder and any attorney, accountant or other agent retained by any such Requesting Holder (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees and its counsel and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided that nothing in this Agreement shall require the waiver of any privilege or the disclosure of any information that would result in any such waiver. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) the information in such Records has been made generally available to the public, provided, however, that prior notice shall be provided as promptly as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clause (i) of this sentence in order to permit the Company to obtain a protective order (or to waive the provisions of this paragraph). The Company may request the Inspectors enter into a standard confidentiality agreement to this effect prior to furnishing any confidential information. The seller of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                 (i) provide a transfer agent and a registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                 (j) provide a CUSIP number for all Registrable Securities not later than the effective date of the Shelf Registration Statement or Piggyback Registration.

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          The Company may require each holder of Registrable Securities as to which any registration is being effected to, and each such holder, as a condition to including Registrable Securities in such registration, shall, furnish the Company with such information and affidavits regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration.

          Each holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (f), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (f) and, if so directed by the Company, will deliver to the Company or destroy all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

          4.    UNDERWRITTEN OFFERINGS.

          If the Company at any time proposes to register any of its securities in a registration pursuant to which any Holder has rights pursuant to Section 2(a) and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of Section 2(c), use its reasonable best efforts, if requested by any holder of Registrable Securities, to arrange for such underwriters to include the Registrable Securities to be offered and sold by Requesting Holders among the securities to be distributed by such underwriters, and such holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such Piggyback Registration. The holders of Registrable Securities to be distributed by such underwriters shall be parties to a customary underwriting agreement between the Company and such underwriter or underwriters and shall make customary representations and warranties regarding such holder, its ownership of securities being registered on its behalf, its ability to consummate the transaction and any other representations required by law; provided, however that no holder of Registrable Securities shall be required to make any representations or warranties with respect to the Company or any other holder. No Requesting Holder may participate in any underwritten Piggyback Offering unless such holder (i) agrees to sell its Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Company; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, lock-up agreements and other documents reasonably required under the terms of such underwriting arrangements. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such

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remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

          5.    HOLDBACK AGREEMENTS.

                  If and to the extent requested by the Managing Underwriter (such request to be made at least five Business Days in advance of the beginning of the holdback period), each holder of Registrable Securities agrees, to the extent permitted by law, not to effect any public sale or distribution (including a sale under Rule 144) of Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock, during the 90 days after the effective date of any registration statement filed by the Company in connection with a primary offering of Common Stock on behalf of the Company (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such registration statement, whether or not such holder participates in such registration and each such holder of Registrable Securities shall sign a customary agreement with the Managing Underwriter with respect to the matters set for above to the extent requested by the Managing Underwriter. The restrictions in this Section 5 shall only apply to the holders of Registrable Securities in connection with one registration statement filed by the Company in connection with a primary offering of Common Stock on behalf of the Company and only to the extent that all other holders of Registrable Securities, officers of the Company, directors of the Company and all other affiliates of the Company agree to the same restrictions.

          6.    INDEMNIFICATION.

                 (a) INDEMNIFICATION BY THE COMPANY. The Company shall, to the full extent permitted by law, indemnify and hold harmless each holder of Registrable Securities included in any registration statement filed in connection with a Shelf Registration Statement or a Piggyback Registration, its directors, officers, members and partners, and each other Person, if any, who controls any such holder within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities (as actions or proceedings in respect thereof), joint or several (together, "LOSSES"), to which such holder or any such director, officer, member, partner or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading and the Company will reimburse such holder and each such director, officer, member, partner and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending against any such Loss (or action or proceeding in respect thereof); provided, however, that the Company shall not be liable in

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any such case to the extent that any such Loss (or action or proceeding in respect thereof) (i) is caused by or contained in any information relating to such holder furnished in writing to the Company by such holder expressly for use in such registration statement, preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, (ii) is caused by such holder's failure to deliver a copy of the current prospectus simultaneously with or prior to such sale after the Company has furnished such holder with a sufficient number of copies of such prospectus correcting such material misstatement or omission, (iii) arises in respect of any offers to sell or sales made during any period when a holder is required to discontinue sales under
Section 3(c)(ii) or (iii) (and after such holder has received notice as contemplated by Section 3(c)(ii) or (iii)), or (iv) is incurred as a result of such indemnitee's bad faith, willful misconduct or gross negligence. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, member, partner or controlling Person, and shall survive the transfer of such securities by such holder to a Permitted Successor.

                 (b) INDEMNIFICATION BY THE HOLDERS. Each holder of Registrable Securities which are included or are to be included in any registration statement filed in connection with a Shelf Registration Statement or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished or confirmed in writing to the Company; provided, however, that in no event shall any indemnity provided by a Holder under this Section 6(b) exceed the net proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, member, partner or controlling Person and shall survive the transfer of such securities by such holder to a Permitted Successor.

                 (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this
Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under

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the preceding paragraphs of this Section 6, except to the extent that the
Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party may participate in such defense at the Indemnified Party's expense; and provided further that the Indemnified Party (or Indemnified Parties) shall have the right to employ one counsel to represent it (or them, collectively) if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it (or them) to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

                 (d) CONTRIBUTION. If the indemnity and reimbursement obligation provided for in any paragraph of this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

                 No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

                 (e) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred, provided that each Indemnified Party shall repay such payments if and to the extent it shall be determined by a court of competent jurisdiction that such recipient is not entitled to such payment.

          7.    LISTING REQUIREMENT.

          The Company will use its commercially reasonable best efforts to list the Common Stock on a national securities exchange or to be quoted on a national automated interdealer quotation system within one year of the Effective Date unless the Board of Directors of the Company determines otherwise.

          8.    OTHER REGISTRATION RIGHTS.

          The Company represents and warrants to the Holders that there is not in effect on the date hereof any agreement by the Company (other than this Agreement) pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction. The Company agrees that, for so long as any holder is entitled to registration rights under this Agreement, the Company shall not enter into any agreement granting registration rights with respect to the Company's capital stock equivalent or superior to the Company's registration obligations to the holders under Section 2(c)(ii) of this Agreement.

          9.    DEFINITIONS.

          Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

          "AGREEMENT" means this Registration Rights Agreement, as the same shall be amended from time to time.

          "BANKRUPTCY CASE" has the meaning ascribed to it in the preamble.

          "BANKRUPTCY CODE" has the meaning ascribed to it in the preamble.

          "BANKRUPTCY COURT" has the meaning ascribed to it in the preamble.

          "BUSINESS DAY" means a day other than Saturday, Sunday or any other day on which banks located in the State of New York are authorized or obligated to close.

          "COMMISSION" means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

          "COMMON STOCK" means shares of Common Stock, par value $0.001 per share, of the Company, as constituted on the date hereof, and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

          "COMPANY" has the meaning ascribed to it in the preamble.

          "CONFIRMATION ORDER" has the meaning ascribed to it in the preamble.

          "CUTBACK REGISTRATION" means any registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceed the number which can be sold in such offering or which can be sold without a material reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering, or which can be sold without otherwise adversely affecting the success of such offering.

          "EFFECTIVE DATE" has the meaning ascribed to it in the Plan.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "FORM S-4" means Form S-4 promulgated by the Commission under the Securities Act, or any successor or similar registration statement.

          "FORM S-8" means Form S-8 promulgated by the Commission under the Securities Act, or any successor or similar registration statement.

          "HOLDER" has the meaning ascribed to it in the preamble.

          "HOLDER INFORMATION" has the meaning ascribed to it in
Section 1(a)(iii).

          "INDEMNIFIED PARTY" means a party entitled to indemnity in accordance with Section 6.

          "INDEMNIFYING PARTY" means a party obligated to provide indemnity in accordance with Section 6.

          "INSPECTORS" has the meaning ascribed to it in Section 3(h).

          "LOSSES" has the meaning ascribed to it in Section 6(a).

          "MANAGING UNDERWRITER" means, with respect to any Public Offering, the underwriter or underwriters managing such Public Offering.

          "NASD" means the National Association of Securities Dealers, Inc.

          "NOTICE OF PIGGYBACK REGISTRATION" has the meaning ascribed to it in
Section 2(a).

          "PERMITTED SUCCESSORS" has the meaning ascribed to it in Section
10(f).

          "PERSON" means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union or association.

          "PIGGYBACK REGISTRATION" has the meaning ascribed to it in Section
2(a).

          "PLAN" has the meaning ascribed to it in the preamble.

          "PUBLIC OFFERING" means any offering of Common Stock to the public, either on behalf of the Company or any of its securityholders, pursuant to an effective registration statement under the Securities Act.

          "RECORDS" has the meaning ascribed to it in Section 3(h).

          "REGISTRABLE SECURITIES" means (i) the Shares held by Holders (or their successors, assignees or transferees as contemplated by Section 10(g)), and (ii) any additional shares of Common Stock issued or distributed to the Holders (or their successors, assignees or transferees as contemplated by Section 10(g)) by way of a dividend, stock split, conversion, or other distribution in respect of the Shares, or acquired by way of any rights offering or similar offering made in respect of the Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold pursuant to Rule 144, or (iii) they shall have ceased to be outstanding.

          "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement to effect and maintain the registration of Registrable Securities in any Shelf Registration Statement or a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees (including Nasdaq fees, if applicable), all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws (including fees of a single counsel retained by the holders of a majority of Registrable Securities being registered to advise the holders with respect to all of the foregoing matters), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance in connection with an underwritten offering and any fees and disbursements of underwriters customarily paid by issuers or holders of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each holder thereof.

          "REQUESTING HOLDERS" means, with respect to any Piggyback Registration, the holders of Registrable Securities requesting to have Registrable Securities included in such registration in accordance with this Agreement.

          "RULE 144" means Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "SHARES" has the meaning ascribed to it in the preamble.

          "SHELF REGISTRATION EFFECTIVENESS PERIOD" has the meaning ascribed to it in Section 1(a).

          "SHELF REGISTRATION STATEMENT" means a registration statement of the Company in compliance with the provisions of Section 1(a)(i) and Section 1(b) of this Agreement which registers the continuous offer and sale of all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act or any similar or successor rule that may be adopted by the Commission, and all amendments to such registration statement, including post-effective amendments, in each case including any prospectus contained therein and any supplement to any such prospectus, all exhibits thereto and all information incorporated by reference therein.

          10.   MISCELLANEOUS.

                 (a) NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (registered or certified mail, postage prepaid) to the parties at the following addresses or facsimile numbers:

          If to Holder, to the addresses set forth on the signature pages hereof.

          If to the Company, to:

          Haynes International, Inc.
          1020 West Park Ave
          Kokomo IN 46904-9013
          Attn: Chief Financial Officer

          Telephone No.:
          Facsimile No.:

          With respect to any other holder of Registrable Securities, such notices, requests and other communications shall be sent to the addresses set forth in the stock transfer records regularly maintained by the Company. All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given five days after deposit with the United States Post Office (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                 (b) ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

                 (c) AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the Company and Holders owning more than fifty percent (50%) of the Registrable Securities.

                 (d) WAIVER. Subject to paragraph (e) of this Section, any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

                 (e) CONSENTS AND WAIVERS BY HOLDERS OF REGISTRABLE SECURITIES. Any consent of the holders of Registrable Securities pursuant to this Agreement, and any waiver by such holders of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by Holders owning more than fifty percent (50%) of the Registrable Securities and any such consent or waiver so given or taken will be binding on all the holders of Registrable Securities.

                 (f) NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or assigns, but only to the extent that such successor or assign has acquired from the Holder shares of Common Stock representing at least 10% of the then issued and outstanding Common Stock of the Company as contemplated by Section 10(g) ("PERMITTED SUCCESSOR"). It is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 6.

                 (g) SUCCESSORS AND ASSIGNS. This Agreement is binding upon, inures to the benefit of and is enforceable by the Company and the Holders (or the Person or Persons for which a Holder is acting as fiduciary or agent, as the case may be) and their respective Permitted Successors; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a Permitted Successor unless and except to the extent such Permitted Successor holds Registrable Securities; provided, further, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof, the Securities Act or any securities or blue sky laws of any jurisdiction.

                 (h) HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                 (i) INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                 (j) REMEDIES. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

          Damages in the event of breach of this Agreement by a party hereto or any other holder of Registrable Securities would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and the Company and each holder of Registrable Securities, by its acquisition of such Registrable Securities, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

                 (k) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                 (l) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                           [Signatures on next page.]

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

                                      "COMPANY"

                                      HAYNES INTERNATIONAL, INC.


                                      By: /s/ Marcel Martin
                                          --------------------------------------
                                      Name: Marcel Martin
                                      Title: Vice President, Finance, CFO


                                      "HOLDERS"

                                      FIDELITY SUMMER STREET TRUST:
                                      FIDELITY CAPITAL & INCOME FUND

                                      By: /s/ Mark Osterheld
                                          --------------------------------------
                                         Name: Mark Osterheld
                                         Title: Assistant Treasurer

                                      FIDELITY ADVISOR SERIES II:
                                      FIDELITY HIGH INCOME ADVANTAGE
                                      FUND

                                      By: /s/ Mark Osterheld
                                          --------------------------------------
                                         Name: Mark Osterheld
                                         Title: Assistant Treasurer

                                      PENSION INVESTMENT COMMITTEE
                                      OF GENERAL MOTORS FOR GENERAL
                                      MOTORS EMPLOYEES DOMESTIC
                                      GROUP PENSION TRUST

                                      By: Fidelity Management and Trust
                                      Company, its investment advisor

                                      By: /s/ John P. O'Reilly Jr.
                                         ---------------------------------------
                                         Name: John P. O'Reilly Jr.
                                         Title: Executive Vice President


                                      COMMONWEALTH OF
                                      MASSACHUSETTS PENSION

                                      RESERVES INVESTMENT
                                      MANAGEMENT BOARD

                                      By: Fidelity Management and Trust
                                      Company, its investment advisor

                                      By: /s/ John P. O'Reilly Jr.
                                         ---------------------------------------
                                         Name: John P. O'Reilly Jr.
                                         Title: Executive Vice President


                                      FIDELITY SECURITIES FUND:
                                      FIDELITY LEVERAGED COMPANY
                                      STOCK FUND

                                      By: /s/ Mark Osterheld
                                          --------------------------------------
                                         Name: Mark Osterheld
                                         Title: Assistant Treasurer


                                      FIDELITY ADVISOR SERIES I:
                                      FIDELITY ADVISOR LEVERAGED
                                      COMPANY STOCK FUND

                                      By: /s/ Mark Osterheld
                                          --------------------------------------
                                         Name: Mark Osterheld
                                         Title: Assistant Treasurer

                                       20